                                    Exhibit 1
                                                                  EXECUTION COPY






                    SECURITIES ACQUISITION AND REORGANIZATION
                                    AGREEMENT


                                 BY AND BETWEEN


             ENHANCED SERVICES COMPANY, INC., a Colorado Corporation


                                       AND

                       ZULU-tek, INC., a Utah Corporation


















                                September 9,1998

                        SECURITIES ACQUISITION AGREEMENT

                                TABLE OF CONTENTS



ARTICLE I  EXCHANGE OF REORGANIZATION STOCK FOR ZULU-TEK ASSETS...................................................   2
         1.01     Exchange........................................................................................   2
         1.02     Fully Paid and Nonassessable Status.............................................................   2

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF ENHANCED............................................................   2
         2.01     Organization....................................................................................   2
         2.02     Corporate Power and Authority of ENHANCED.......................................................   2
         2.03     No Conflict.....................................................................................   3
         2.04     Issuance of Shares..............................................................................   3
         2.05     Receipt of Information..........................................................................   3
         2.06     Sophisticated Investor..........................................................................   4
         2.07     Capital Structure...............................................................................   4
                  (a)      Common Stock...........................................................................   4
                  (b)      8.6% Preferred.........................................................................   4
                  (c)      1998 Preferred.........................................................................   4
                  (d)      1998(B) Preferred......................................................................   4
                  (e)      1998(C) Preferred......................................................................   4
                  (f)      Investor Preferred.....................................................................   5
         2.08     Directors and Officers..........................................................................   5
         2.09     Certain Financial Information...................................................................   5
         2.10     Litigation......................................................................................   6
         2.11     NASDAQ Matters..................................................................................   6
         2.12     Compliance With Law.............................................................................   6
         2.13     Corporate Records...............................................................................   6
         2.14     Material Contracts..............................................................................   6
         2.15     Taxes...........................................................................................   6
         2.16     ERISA...........................................................................................   7
         2.17     Patents, Copyrights, Etc........................................................................   7
         2.18     No Materially Adverse Matters, Etc..............................................................   7
         2.19     No Further Representations and Warranties.......................................................   7

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF ZULU-TEK...........................................................   8
         3.01     Organization of ZULU-tek........................................................................   8
         3.02     Corporate Power and Authority...................................................................   8
         3.03     No Conflict.....................................................................................   9

         3.04     Capital Structure of ZULU-tek..................................................................     9
                  (a)      ZULU-tek Common Stock.................................................................     9
                  (b)      Series A Preferred Stock..............................................................     9
                  (c)      Series B Preferred Stock..............................................................     9
                  (d)      Series C Preferred Stock..............................................................     9
                  (e)      Series D Preferred Stock..............................................................     9
         3.05     Directors and Officers.........................................................................    10
         3.06     Compliance With Law............................................................................    10
         3.07     Corporate Records..............................................................................    10
         3.08     Status of Subsidiaries.........................................................................    10
         3.09     Restricted Securities..........................................................................    10
         3.10     Receipt of Information.........................................................................    11
         3.11     Sophisticated Investor.........................................................................    11
         3.12     Legends........................................................................................    11
         3.13     Material Contracts.............................................................................    11
         3.14     Taxes..........................................................................................    11
         3.15     ERISA..........................................................................................    12
         3.16     Patents, Copyrights, Etc.......................................................................    12
         3.17     Litigation.....................................................................................    12
         3.18     No Materially Adverse Contracts, Etc...........................................................    12
         3.19     No Further Representations and Warranties......................................................    13

ARTICLE IV  REGISTRATION RIGHTS..................................................................................    13
         4.01     Registration Rights............................................................................    13
         4.02     Reporting Requirements Under The Securities Exchange Act of 1934...............................    13
         4.03     Expenses.......................................................................................    13
         4.04     Indemnification; Contribution..................................................................    13
         4.05     Obligations of ENHANCED........................................................................    15
                  (a)      Filing................................................................................    15
                  (b)      Amendments............................................................................    15
                  (c)      Prospective Delivery..................................................................    15
                  (d)      Blue Sky..............................................................................    16

ARTICLE V  CLOSING AND POST-CLOSING MATTERS......................................................................    16
         5.01     Closing........................................................................................    16
         5.02     Closing Documents..............................................................................    16
                  (a)      ENHANCED Deliveries...................................................................    16
                  (b)      ZULU-tek Deliveries...................................................................    16
         5.03     Post-Closing Matters...........................................................................    17
         5.04     Satisfaction of Conditions.....................................................................    19

ARTICLE VI  TERMINATION..........................................................................................    19
         6.01     Termination....................................................................................    19

ARTICLE VII  BROKERAGE AND SIMILAR FEES..........................................................................    19
         7.01     No Other Fee Agreements........................................................................    19

ARTICLE VIII  CONFIDENTIALITY....................................................................................    20
         8.01     Maintenance of Confidential Information........................................................    20
         8.02     Remedies on Breach.............................................................................    20

ARTICLE IX  MISCELLANEOUS PROVISIONS.............................................................................    20
         9.01     Representation of Multiple Parties.............................................................    20
         9.02     Amendment and Waiver...........................................................................    21
         9.03     Severability...................................................................................    21
         9.04     Expenses.......................................................................................    21
         9.05     Press Releases.................................................................................    21
         9.06     Notices........................................................................................    21
         9.07     Entire Agreement...............................................................................    22
         9.08     Assignment.....................................................................................    22
         9.09     Third Parties..................................................................................    23
         9.10     Section and Other Headings.....................................................................    23
         9.11     Counterparts; Facsimile Signatures.............................................................    23
         9.12     Governing Law; Venue; Jurisdiction.............................................................    23
         9.13     Further Assurances.............................................................................    23
         9.14     Survival of Representations and Warranties.....................................................    23
         9.15     Pronouns.......................................................................................    23

                                  EXHIBIT LIST

EXHIBIT 1.01(a)          ZULU-tek LIABILITIES

EXHIBIT 1.01(b)          ZULU-TEK ASSETS

EXHIBIT 2.01             SUBSIDIARIES OF ENHANCED

EXHIBIT 2.07             OUTSTANDING OPTIONS AND WARRANTS

EXHIBIT 2.08             CURRENT DIRECTORS AND OFFICERS OF ENHANCED

EXHIBIT 2.09             FINANCIAL INFORMATION OF ENHANCED  INCLUDING
                         ENHANCED OBLIGATIONS

EXHIBIT 2.10             PENDING LITIGATION OR PROCEEDINGS OF ENHANCED

EXHIBIT 2.14             ENHANCED MATERIAL CONTRACTS

EXHIBIT 2.16             ERISA MATTERS OF ENHANCED

EXHIBIT 2.17             PATENTS, COPYRIGHTS, ETC. OF ENHANCED

EXHIBIT 3.01             SUBSIDIARIES OF ZULU-TEK

EXHIBIT 3.04             CAPITAL STRUCTURE OF ZULU-TEK

EXHIBIT 3.05             CURRENT OFFICERS AND DIRECTORS OF ZULU-TEK

EXHIBIT 3.13             ZULU-TEK MATERIAL CONTRACTS

EXHIBIT 3.14             ZULU-TEK TAX MATTERS

EXHIBIT 3.15             ERISA MATTERS OF ZULU-TEK

EXHIBIT 3.16             PATENTS, COPYRIGHTS, ETC. OF ZULU-TEK

EXHIBIT 3.17             ZULU-TEK LITIGATION

               SECURITIES ACQUISITION AND REORGANIZATION AGREEMENT


         This SECURITIES ACQUISITION AND REORGANIZATION AGREEMENT ("Agreement") dated as of September 9, 1998 is made by and between ENHANCED Services Company, Inc., a Colorado corporation ("ENHANCED") and ZULU-tek, Inc., a Utah corporation ("ZULU-tek"), both with offices at 3415 Sepulveda Blvd., Suite 500, Los Angeles, California 90034.

         WHEREAS, ENHANCED desires to exchange (the "Exchange") 520,000 of its newly authorized 1998(B) Preferred Stock $.001 par value ("1998(B) Preferred") and up to 10,209 shares of its newly authorized 1998(C) Preferred Stock ("1998(C) Preferred," and collectively the "Reorganization Stock") and up to $374,800 for substantially all of the assets and the assumption by ENHANCED of all of the Zulu-tek liabilities, and Zulu-tek desires to acquire the Reorganization Stock from ENHANCED upon the terms and subject to the conditions hereinafter set forth; and

         WHEREAS, ZULU-tek and ENHANCED intend to cooperate in obtaining the consent of the holders of the ZULU-tek Series C Preferred Stock to exchange those shares for the 1998(C) Preferred; and

         WHEREAS, ENHANCED will submit to its Annual Meeting of Stockholders, which is expected to be scheduled in mid-November, 1998, a proposal to convert the 1998(B) Preferred into 5,200,000 shares of ENHANCED Common Stock (as defined below); and

         WHEREAS, ZULU-tek intends to convene a shareholders meeting to seek approval to liquidate the corporation and to distribute the ENHANCED Common Stock underlying the 1998(B) Preferred to its stockholders in liquidation; and

         WHEREAS, ZULU-tek and ENHANCED intend that the transaction as set out in this Agreement constitute a tax free reorganization to ZULU-tek, to the ZULU-tek stockholders and to ENHANCED under Sections 354 and 368 (a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
              EXCHANGE OF REORGANIZATION STOCK FOR ZULU-TEK ASSETS

         1.01 Exchange. In reliance on the representations and warranties set forth herein, at the Closing (as hereinafter defined), ENHANCED shall issue and deliver the Reorganization Stock, and shall assume the liabilities of ZULU-tek set out on Exhibit 1.01(a). ZULU-tek shall transfer the assets set out on
Exhibit 1.01(b) to ENHANCED (the assets listed in 1.01(b) 1-3 shall be referred to as "Acquired Stock").

         1.02 Fully Paid and Nonassessable Status. All of the shares of Reorganization Stock to be issued and delivered by ENHANCED pursuant to this Agreement, when issued in accordance with the terms of the Agreement, shall be duly authorized, validly issued, fully paid and nonassessable and shall be restricted securities as set forth in this Agreement.

                                   ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF ENHANCED

         ENHANCED hereby represents and warrants to ZULU-tek as follows:

         2.01 Organization. As of the date of this Agreement ENHANCED is a corporation duly organized, validly existing and in good standing under the laws of Colorado and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business in the manner now being conducted and is duly qualified or licensed to do business as a foreign corporation in good standing in any jurisdictions in which the ownership of its property or the conduct of its business requires such qualification, except such jurisdictions in which its failure to be so qualified or licensed will have no material adverse effect on its business or properties. In connection with the Annual Meeting of Stockholders, ENHANCED will seek the approval of its stockholders to change its state of incorporation from Colorado to Delaware through a merger with a newly organized Delaware corporation.

         2.02 Corporate Power and Authority of ENHANCED. ENHANCED has the full corporate power and authority to execute and deliver this Agreement, to issue and deliver the ENHANCED Stock and to perform its other obligations under this Agreement. The execution, delivery and performance of this Agreement by ENHANCED has been authorized by all necessary corporate actions required by law, by ENHANCED's Articles of Incorporation, as amended to date ("ENHANCED Articles of Incorporation"), its Bylaws, as in effect on the date hereof ("ENHANCED Bylaws"), any voting trusts, voting agreements, stockholders or similar agreements ("ENHANCED Stockholder Understandings") or otherwise required to be taken to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Assuming due execution and delivery of the Agreement by the other parties hereto, this Agreement is a valid and binding agreement of ENHANCED, enforceable in accordance with its terms, except to the extent such enforceability may be subject to limitations of public policy under federal and state securities laws and under applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally or the availability of equitable remedies.

         2.03 No Conflict. Neither the execution and delivery of this Agreement nor the consummation by ENHANCED of the transactions contemplated hereby will
(a) conflict with or result in a breach of any provision of the ENHANCED Articles of Incorporation or the ENHANCED Bylaws, (b) result in a default (or with the passing of time give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of the ENHANCED Stockholder Understandings or any other material note, bond, mortgage, indenture, franchise, license, permit or agreement or other instrument or obligation to which ENHANCED is a party or by which ENHANCED is bound or to which any of the assets of ENHANCED is subject and will not have a material adverse effect on the financial condition of ENHANCED, (c) violate any statute or law or any judgment, decree, order, writ, injunction, regulation or rule applicable to ENHANCED, the violation of which would have a material adverse effect on the financial conditions of ENHANCED, or (d) result in or require the creation of any material lien with respect to any assets of ENHANCED.

         2.04 Issuance of Shares. The Reorganization Stock to be delivered pursuant to this Agreement is authorized but unissued capital stock and the articles of amendment to effect such issuance have not yet been filed by ENHANCED but will be filed prior to Closing. Subsequent to the filing of the applicable Certificates of Designation for the Reorganization Stock, and the increase in its authorized capital stock needed to effect the conversion of such Reorganization Stock, ENHANCED has full power and authority to issue and deliver the Reorganization Stock, and has obtained and provided all notices and consents required under the ENHANCED Articles of Incorporation, the ENHANCED Bylaws and the applicable rules of the National Association of Securities Dealers ("NASD") or as a corporation listed on the NASDAQ SmallCap ("NASDAQ") Stock Market (collectively, the "NASDAQ Rules").

         2.05 Receipt of Information. ENHANCED and its representatives have received and reviewed this Agreement, all Exhibits hereto, and all other documents and materials that ZULU-tek has provided to them in connection with the transactions contemplated by this Agreement. ENHANCED and its representatives have had an opportunity to review those documents and all other documents and materials requested of ZULU-tek and have been given an opportunity to ask such questions of ZULU-tek concerning the terms and conditions of the Agreement, their respective organization and structure, and the business, operations, business prospects, shareholders, advisers, representatives, market position, financial condition, assets and liabilities (including contingent liabilities) of ZULU-tek as well as such other relevant matters as they have deemed necessary or desirable and have been given all such information as they have requested, in order to make an informed and independent evaluation of the merits and risks of the transactions contemplated herein.

         2.06 Sophisticated Investor. ENHANCED has, by reason of its corporate status and financial experience, the capacity to make the independent evaluation contemplated hereby and to protect its own interests in connection with this Agreement and this transactions contemplated hereby.

         2.07 Capital Structure. The authorized capital stock of ENHANCED currently consists of 20,000,000 shares of capital stock of which 15,000,000 are shares of Common Stock, par value $.001 per share ("ENHANCED Common Stock") and 5,000,000 are preferred shares to be on such terms and in such series as may be designated by the Board of Directors of ENHANCED. The currently outstanding capital of ENHANCED is:

     (a) Common Stock. 3,245,118 shares are issued and outstanding as of August 11, 1998 and as of August 31, 1998, 1,161,250 shares were reserved for issuance on exercise of outstanding options and warrants;

     (b) 8.6% Preferred. 8.6% Cumulative Preferred Stock ("8.6% Preferred") of which 15,000 shares are authorized and 8,000 shares are outstanding on the date hereof; and

     (c) 1998 Preferred. The 1998 Preferred Stock consisting of 1,000,000 shares, par value $3.00, issued to Netvest Capital Partners LP, a Delaware limited partnership, in transactions implemented on March 6, 1998, which shares are convertible into 5,543,600 shares of ENHANCED Common Stock solely at the option of ENHANCED after receipt of stockholder approval at the ENHANCED Annual Meeting of Stockholders convened in accordance with the NASDAQ Rules and the requirements of the Securities & Exchange Commission (the "SEC");

     (d) 1998(B) Preferred. The 1998(B) Preferred Stock consisting of 520,000 shares to be issued to ZULU-tek in connection with the transactions contemplated hereby and which shares shall be convertible into 5,200,000 shares of ENHANCED Common Stock, subject to adjustment in the event of any stock splits, stock dividend, reclassifications or other capital transactions, as applicable, after receipt of stockholder approval at the ENHANCED Annual Meeting of Stockholders and there is an effective SEC registration statement allowing for the distribution of the Common Stock to the stockholders of ZULU-tek;

     (e) 1998(C) Preferred. The 1998(C) Preferred Stock consisting of 15,000 shares, stated value $1,000 per share, which shall be exchanged on a share for share basis for the outstanding ZULU-tek Series C Preferred Stock held by Softbank Holdings, Inc., Ozemail, Inc. and certain individuals in connection with the liquidation of ZULU-tek, subject to adjustment in the event of any stock splits, stock dividend, reclassifications or other capital transactions, as applicable, and subject to such terms and conditions as shall be negotiated with the holders and reflected in the proxy materials for the ENHANCED Annual Meeting of Stockholders; and

         (f) Investor Preferred. The Investor Preferred Stock ("Investor Preferred") consisting of up to 500,000 shares, stated value $10 per share, to be issued by ENHANCED to certain investors at a purchase price of $10.00 per share, to be issued on or prior to December 31, 1998 and to be convertible into ENHANCED Common Stock on the basis of 10 shares of ENHANCED Common Stock for each share of Investor Preferred, subject to adjustment in the event of any stock splits, stock dividend, reclassifications or other capital transactions, as applicable. To the extent required by the NASDAQ Rules, the Investor Preferred will be convertible only after receipt of stockholder approval at the ENHANCED Annual Meeting of Stockholders (including approval of an increase in the number of authorized shares). If requested by the holders, ENHANCED will file a registration statement with the SEC covering the resale of the ENHANCED Common Stock to be issued upon the conversion of the Investor Preferred.

         The ENHANCED Common Stock entitles each holder to one vote for each share held. Except as set forth on Exhibit 2.07, as of the date of this Agreement and at Closing, there are or will be no other outstanding options, warrants or other rights, subscriptions, options, calls, rights, warrants, convertible securities, unsatisfied preemptive rights or other agreements or commitments of any character obligating ENHANCED to issue (or reserve for issuance) or to transfer or sell any shares of its capital stock of any class. No other classes of preferred shares have been designated or issued and, except as set forth herein with respect to the Reorganization Stock to be issued to ZULU-tek and upon any exercise of outstanding options and warrants, no additional shares of the capital stock of ENHANCED will be issued or reserved for issuance at or prior to the Closing. The Certificates of Designation to be filed in the State of Colorado will correctly set forth the terms of the ENHANCED 1998(B) and the Investor Preferred and the 1998(C) Preferred Stock.

         2.08 Directors and Officers. The current directors and officers of ENHANCED are set forth on Exhibit 2.08 and each of them currently validly holds their respective offices in accordance with the provisions of the ENHANCED Articles of Incorporation and ENHANCED By-laws.

         2.09 Certain Financial Information. The audited and unaudited financial statements of ENHANCED, filed with the SEC for all periods through May 31, 1998, fairly present the financial position of ENHANCED as of the date filed and fairly represent the results of financial operations for the periods covered thereby, in accordance with generally accepted accounting principles applied on a consistent basis. Except as disclosed in such financial statements (collectively the "Financial Statements") or on Exhibit 2.09 (the "ENHANCED Obligations"), there are no material contingencies and no loans to or from any officers, directors or affiliates of ENHANCED which exist or are committed as of the date hereof. As set forth in Exhibit 2.09, FCA Investment Company, a Delaware corporation ("FCAIC"), has advanced $500,000.00 to ENHANCED as working capital.

         2.10 Litigation. Except as set forth on Exhibit 2.10, as of the date of this Agreement, there is no litigation or proceedings pending or, to the best of the knowledge of ENHANCED's stockholders and ENHANCED's directors and officers, threatened against ENHANCED or any of its assets or properties. To the extent that after the date hereof ENHANCED shall become aware that such claims or litigation shall be initiated or threatened with respect to this transaction or any actions of ENHANCED, it shall promptly advise ZULU-tek thereof.

         2.11 NASDAQ Matters. ENHANCED will submit an application to NASDAQ to list the ENHANCED Common Stock underlying the Reorganization Stock and the Investor Preferred on NASDAQ to allow for listing extemporaneously with the conversion of such stock. ENHANCED makes no representation or warranty associated with the continued listing of the shares of ENHANCED for trading as a "small cap" company on NASDAQ and ZULU-tek acknowledges receipt of correspondence between NASDAQ and ENHANCED pertaining to ENHANCED's NASDAQ listing. ZULU-tek agrees to accept the Reorganization Stock without any liability or obligation concerning such listing, provided that ENHANCED covenants and agrees to use its best efforts to maintain such NASDAQ listing. ZULU-tek agrees to cooperate, at the request of ENHANCED, in ENHANCED's efforts to maintain such listing, but makes no representation with respect to its capacity to effect the continued listing of the ENHANCED Common Stock.

         2.12 Compliance With Law. ENHANCED is conducting its business and operations in compliance with all governmental rules and regulations applicable thereto and is not in violation or default in any material respect under any statute, law, ordinance, rule, regulation, judgment, order, decree, concession, grant, franchise, license or other governmental authorization or approval applicable to it or any of its business and affairs.

         2.13 Corporate Records. True and correct copies of the Articles of Incorporation, Bylaws and minutes of the Board of Directors and stockholders of ENHANCED and all amendments thereto of ENHANCED have been delivered to ZULU-tek. The minute books of ENHANCED for which minutes were prepared, contain accurate minutes of the meetings of and consents to actions taken without meetings of the Board of Directors and stockholders of ENHANCED since inception.

         2.14 Material Contracts. Exhibit 2.14 sets forth all employment agreements, stock option plans and agreements, insurance plans, employee benefit plans and all contracts of ENHANCED, in effect on the date hereof, which require annual payments of more than $50,000, and the status of the same at the date hereof.

         2.15 Taxes. ENHANCED has filed all federal, state and other tax returns required to be filed, and all taxes, assessments and other governmental charges due from ENHANCED have been fully paid. ENHANCED has established on its books reserves adequate for the payment of all federal, state and other tax liabilities.

         2.16 ERISA. Except as set forth on Exhibit 2.16, ENHANCED is in compliance in all material respects with the applicable provisions of ERISA and has not incurred any liability to the Pension Benefit Guaranty Corporation or a plan under Title IV of ERISA; and no "prohibited transaction" or "reportable event" (as such terms are defined in ERISA) has occurred with respect to any plan.

         2.17 Patents, Copyrights, Etc. Exhibit 2.17 sets forth an accurate and complete list of all patents, copyrights, trademarks, trade names, trademark registrations, service names, service marks, domain names, licenses, formulas and applications therefor owned by ENHANCED or its subsidiaries or used or required by ENHANCED in the operation of its business, title to each of which is, except as set forth in Exhibit 2.17, held by ENHANCED free and clear of all adverse claims, liens, security agreements, restrictions or other encumbrances. Except as set forth in Exhibit 2.17, ENHANCED owns or possesses adequate licenses or other rights to use all patents, trademarks, trade names, service marks, domain names, trade secrets or other intangible property rights and know-how necessary to entitle ENHANCED to conduct its business as presently being conducted. There is no infringement action, lawsuit, claim, or complaint or any written notice to ENHANCED which asserts that ENHANCED's operations violate or infringe the rights or the trade names, trademarks, trademark registrations, service names, service marks, domain names or copyrights, and ENHANCED is not in any way making use of any confidential information or trade secrets of any person, except with the consent of such person. Except as set forth in Exhibit 2.17, ENHANCED has taken reasonable steps to protect its proprietary information (except disclosure of source codes pursuant to licensing agreements) and is the lawful owner of the proprietary information free and clear of any claim of any third party. ENHANCED's proprietary rights are adequate of the conduct of its business substantially as now conducted without known conflict with any rights of others. ENHANCED will provide to ZULU-tek upon ZULU-tek's request a copy of all filings, registrations and other documents relating to any of the foregoing franchises, patents, copyrights, trademarks, trade names, trademark registrations, service names, service marks, domain names, licenses, formulas and applications.

         2.18 No Materially Adverse Matters, Etc. ENHANCED is not subject to any charge, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of ENHANCED. ENHANCED is not a party to any contract or agreement that has or is expected, in the judgment of ENHANCED's officers, to have any materially adverse effect on the business of ENHANCED.

         2.19 No Further Representations and Warranties. ZULU-tek acknowledges that no other representations or warranties have been made by ENHANCED or relied upon by ZULU-tek except as set out in this Agreement.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF ZULU-TEK

         ZULU-tek represents and warrants to ENHANCED, on its own behalf and with respect to material transactions by its material subsidiaries (all of which are collectively referred to as "ZULU-tek" solely for purposes of Sections 3.03, 3.06, 3.07 and 3.13 to 3.18), as follows:

         3.01 Organization of ZULU-tek. ZULU-tek is a corporation duly organized, validly existing and in good standing under the laws of Utah and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business in the manner now being conducted and is licensed to do business as a foreign corporation in any jurisdictions in which the ownership of its property or the conduct of its business requires such qualification, except such jurisdictions in which its failure to be so qualified or licensed will have no material adverse effect on its business or properties. Attached as Exhibit 3.01 is a list of all of the entities in which ZULU-tek directly or indirectly holds any shares, options or other rights (the "ZULU Subsidiaries").

         3.02 Corporate Power and Authority. ZULU-tek has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by ZULU-tek has been authorized by all necessary corporate actions required by law, by ZULU-tek's Articles of Incorporation, and other Bylaws or constituent documents or otherwise required to be taken to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Notwithstanding the same, the parties acknowledge that it is unclear whether Star Medical, Inc. (the predecessor to ZULU-tek), which was organized in 1985 has, since 1992, adopted the resolution, required by Sections 16-10a-704 and 16-10a-1704 of the Business Corporations Act of Utah (as newly adopted in 1992) to allow for written consent by stockholders, even though it would appear that such a resolution had been adopted since Star Medical, Inc., took action by written consent of its stockholders subsequent to such date and, consistent with such practice, a written consent of a majority of the holders of the Common Stock of ZULU-tek has been sought and received with respect to the transactions contemplated hereby. However, to assure compliance and resolve any possible ambiguities, ZULU-tek intends to seek ratification of certain transactions, including the ones covered by this Agreement, at a Special Meeting of Stockholders (as described in Article V). In addition, consent to the transaction from a holder of the ZULU-tek Series A Preferred is pending. Subject to the proceeding and assuming due execution and delivery of the Agreement by the other parties hereto, this Agreement is a valid and binding agreement of ZULU-tek, enforceable in accordance with its terms, except to the extent such enforceability may be subject to limitations of public policy under federal and state securities laws and under applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally or the availability of equitable remedies.

         3.03 No Conflict. Neither the execution and delivery of this Agreement nor the consummation by ZULU-tek of the transactions contemplated hereby will
(a) conflict with or result in a breach of any provision of its constituent documents, (b) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, franchise, license, permit or agreement or other instrument or obligation to which ZULU-tek is a party or by which ZULU-tek is bound or to which any of its assets are subject, (c) violate any statute or law or any judgment, decree, order, writ, injunction, regulation or rule applicable to ZULU-tek, the violation of which would have a material adverse effect on the financial conditions of ZULU-tek, or (d) result in or require the creation of any material lien with respect to any assets of ZULU-tek.

         3.04 Capital Structure of ZULU-tek. ZULU-tek represents and warrants to ENHANCED that as of the date of this Agreement, the authorized capital stock of ZULU-tek consists of 150,000,000 shares of capital stock, including:

         (a) ZULU-tek Common Stock. 100,000,000 shares of Common Stock, $0.001 par value per share, of which 51,917,263 were issued and outstanding at August 10, 1998;

         (b) Series A Preferred Stock. 2,000,000 shares of Series A Preferred Stock, of which 374,800 shares are issued and outstanding as of the date hereof, which shares of Series A Preferred Stock entitle the holders to a per share preferential payment of $1.00 plus accrued and unpaid dividends;

         (c) Series B Preferred Stock. 3,000,000 shares of Series B Preferred Stock, $1.00 stated value per share, which shares were convertible at the option of the holder into an aggregate of 7,333,334 shares of ZULU-tek Common Stock on February 6, 1998 (4,000,000 shares), May 6, 1998 (2,000,000 shares), and
                  August 6, 1998 (1,333,384 shares) but which are no longer convertible on the date hereof;

         (d) Series C Preferred Stock. 15,000 shares of Series C Preferred Stock of which 10,209 shares are currently outstanding and 1,891 shares are currently reserved for issuance to former stockholders of Softbank Interactive Media, Inc. ("SIM") as listed on Exhibit 3.04; and

         (e) Series D Preferred Stock. 1,000,000 shares of ZULU-tek Preferred Stock par value $.01 per share issued to and held by ENHANCED in connection with the March Transaction.

         The ZULU-tek Common Stock and the Series A Preferred Stock are voting shares, each entitling the holders to one vote for each share held. Except as required by law or the terms of such series, the Series B, Series C and Series D Preferred Stock are non-voting stock. The

Certificates of Designation filed in the state of Utah correctly set forth the terms of the ZULU-tek Class A, B, C and D Preferred Stock which is outstanding. Except as set forth on Exhibit 3.04 as of the date of this Agreement, there are no outstanding options, warrants or other rights, subscriptions, options, calls, rights, warrants, convertible securities, unsatisfied preemptive rights or other agreements or commitments of any character obligating ZULU-tek to issue (or reserve for issuance) or to transfer or sell any shares of its capital stock of any class.

         3.05 Directors and Officers. The current directors and officers of ZULU-tek are set forth on Exhibit 3.05 and each of them is currently holding their respective offices in accordance with the provisions of the ZULU-tek Articles of Incorporation and ZULU-tek By-laws.

         3.06 Compliance With Law. ZULU-tek is conducting its business and operations in compliance with all governmental rules and regulations applicable thereto and is not in violation or default in any material respect under any statute, law, ordinance, rule, regulation, judgment, order, decree, concession, grant, franchise, license or other governmental authorization or approval applicable to it or any of its business and affairs, the violation or default of which would have a material adverse effect on its business.

         3.07 Corporate Records. True and correct copies of the Articles of Incorporation, Bylaws and minutes of the Board of Directors and stockholders of ZULU-tek and all amendments thereto have been delivered to ENHANCED. The minute books of ZULU-tek contain all accurate minutes of the meetings for which minutes were prepared and consents to actions taken without meetings of the Board of Directors and stockholders of ZULU-tek since August 1, 1997.

         3.08 Status of Subsidiaries. Exhibit 3.01 sets forth the names, state of organization, corporate status and ownership of each of the ZULU-tek Subsidiaries, which information ZULU-tek represents to be accurate as of the date shown. To the extent that any of the ZULU-tek Subsidiaries are not currently in good standing, ZULU-tek shall use its best efforts, at its expense, to cure any deficiencies and to insure the good standing of such subsidiaries on or prior to September 30, 1998.

         3.09 Restricted Securities. ZULU-tek acknowledges that the shares of the Reorganization Stock have not been registered under the 1933 Act or registered or qualified under any state securities laws on the grounds that such shares of Reorganization Stock are being issued in a transaction exempt from the registration requirements of the 1933 Act. ZULU-tek acknowledges that the shares of Reorganization Stock must be held indefinitely unless such shares of Reorganization Stock are subsequently registered under the 1933 Act and qualified or registered under applicable state securities laws or an exemption from registration and qualification is available, and that, except as otherwise provided in this Agreement, the Reorganization Stock cannot be transferred.

         3.10 Receipt of Information. ZULU-tek has received and reviewed this Agreement, all Exhibits hereto, and all other documents and materials that ENHANCED has provided to it in connection with the transactions contemplated by this Agreement. ZULU-tek and its representatives have had an opportunity to review all documents and other materials requested of ENHANCED and have been given an opportunity to ask such questions of ENHANCED concerning the Reorganization Stock to be acquired hereunder, their respective organization and structure, and the business, operations, business prospects, shareholders, advisers, representatives, market position, financial condition, assets and liabilities (including contingent liabilities) of ENHANCED as well as such other relevant matters as they have deemed necessary or desirable and have been given all such information as they have requested, in order to make an independent and informed evaluation of the merits and risks of the investment in the ENHANCED Stock contemplated herein.

         3.11 Sophisticated Investor. ZULU-tek has, by reason of its financial experience, the capacity to make the independent evaluation contemplated hereby and to protect its interests in connection with this Agreement and the transactions contemplated hereby.

         3.12 Legends. ZULU-tek acknowledges that each certificate or other document evidencing the Reorganization Stock shall be endorsed with the legends set forth below:

         (a) "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT
                  OR COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM REGISTRATION. THE COMPANY MAY REFUSE TO AUTHORIZE ANY TRANSFER OF THE SHARES IN RELIANCE ON AN EXEMPTION FROM REGISTRATION UNTIL IT HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         (b) If required by the authorities of any state in connection with the issuance or sale of the ENHANCED Common Stock, the legend required by such state authority.

         3.13 Material Contracts. Exhibit 3.13 sets forth all employment agreements, stock option plans and agreements, insurance plans, employee benefit plans and all contracts of ZULU-tek, in effect on the date hereof, which require annual payments of more than $50,000, and the status of the same at the date hereof.

         3.14 Taxes. Except as set forth on Exhibit 3.14, ZULU-tek has filed all federal, state and other tax returns required to be filed, and all taxes, assessments and other governmental charges due from ZULU-tek have been fully paid. ZULU-tek has established on its books reserves adequate for the payment of all federal, state and other tax liabilities.

         3.15 ERISA. ZULU-tek does not maintain any plans subject to the provisions of ERISA. Except as set forth on Exhibit 3.15, ZULU-tek has not incurred any liability to the Pension Benefit Guaranty Corporation or a plan under Title IV of ERISA; and no "prohibited transaction" or "reportable event" (as such terms are defined in ERISA) has occurred with respect to any plan.

         3.16 Patents, Copyrights, Etc. Exhibit 3.16 sets forth an accurate and complete list of all patents, copyrights, trademarks, trade names, trademark registrations, service names, service marks, domain names, licenses, formulas and applications therefor owned by ZULU-tek or its subsidiaries or used or required by ZULU-tek in the operation of its business, title to each of which is, except as set forth in Exhibit 3.16, held by ZULU-tek free and clear of all adverse claims, liens, security agreements, restrictions or other encumbrances. Except as set forth in Exhibit 3.16, ZULU-tek owns or possesses adequate licenses or other rights to use all patents, trademarks, trade names, service marks, domain names, trade secrets or other intangible property rights and know-how necessary to entitle ZULU-tek to conduct its business as presently being conducted. There is no infringement action, lawsuit, claim, or complaint or any written notice to ZULU-tek which asserts that ZULU-tek's operations violate or infringe the rights or the trade names, trademarks, trademark registrations, service names, service marks, domain names or copyrights, and ZULU-tek is not in any way making use of any confidential information or trade secrets of any person, except with the consent of such person. Except as set forth in Exhibit 3.16, ZULU-tek has taken reasonable steps to protect its proprietary information (except disclosure of source codes pursuant to licensing agreements) and is the lawful owner of the proprietary information free and clear of any claim of any third party. ZULU-tek's proprietary rights are adequate of the conduct of its business substantially as now conducted without known conflict with any rights of others. ZULU-tek will provide to ENHANCED upon ENHANCED's request a copy of all filings, registrations and other documents relating to any of the foregoing franchises, patents, copyrights, trademarks, trade names, trademark registrations, service names, service marks, domain names, licenses, formulas and applications.

         3.17 Litigation. Except as set forth on Exhibit 2.10, as of the date of this Agreement, there is no litigation or proceedings pending or, to the best of the knowledge of ZULU-tek's stockholders and ZULU-tek's directors and officers, threatened against ZULU-tek or any of its assets or properties. To the extent that after the date hereof ZULU-tek shall become aware that such claims or litigation shall be initiated or threatened with respect to this transaction or any actions of ZULU-tek, it shall promptly advise ENHANCED thereof.

         3.18 No Materially Adverse Contracts, Etc. ZULU-tek is not subject to any charge, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of ZULU-tek. ZULU-tek is not a party to any contract or agreement that has or is expected, in the judgment of ZULU-tek's officers, to have any materially adverse effect on the business of ZULU-tek.

         3.19 No Further Representations and Warranties. ENHANCED acknowledges that no other representations or warranties have been made or relied upon by ENHANCED except as set out in this Agreement.

                                   ARTICLE IV
                               REGISTRATION RIGHTS

         4.01 Registration Rights. ENHANCED shall file a registration statement on Form S-3, S-4 or at its option, on Form S-1, Form SB-1 or any other appropriate registration statement form available under the 1933 Act covering the registration of the ENHANCED Common Stock to be issued upon a conversion of the Reorganization Stock.

         4.02 Reporting Requirements Under The Securities Exchange Act of 1934. To the extent required, ENHANCED shall timely file such information, documents, and reports as the SEC may require or prescribe under either Section 13 or 15(d) (whichever is applicable) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and ENHANCED shall take such other measures and file such other information, documents, and reports as shall hereafter be required by the SEC as a condition to the availability of Rule 144 under the 1933 Act (or any equivalent successor provision or similar rule hereafter adopted), including, without limitation, using its best efforts to assure that there shall be available at all times adequate public information with respect to ENHANCED and the ENHANCED Common Stock. The obligation to make available adequate public information and otherwise take such measures necessary to maintain the availability of Rule 144 shall remain in effect for so long as ENHANCED or its successor is subject to the filing requirements of Section 13 or Section 15(d) of the Exchange Act. ENHANCED shall furnish forthwith upon request a written statement as to its compliance with the reporting requirements of said Rule 144 of the 1933 Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of ENHANCED and such other reports and documents as a holder of its Common Stock may reasonably request in availing itself of any rule or regulation of the SEC allowing the sale of any such securities without registration.

         4.03 Expenses. All expenses incident to ENHANCED's performance of or compliance with its undertaking in this Article IV, including, without limitation, all registration and filing fees, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for ENHANCED, independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other persons retained by ENHANCED (all such expenses being herein called "Registration Expenses"), will be borne by ENHANCED, whether or not such Registration Statement becomes effective.

         4.04     Indemnification; Contribution.

         (a) In the event of any registration of any ENHANCED Common Stock under the 1933 Act pursuant to this agreement, ENHANCED shall indemnify and hold harmless ZULU-tek, the holders and recipients of the ENHANCED Common

                  Stock, and the directors, officers, employees, agents and consultants of ENHANCED, ZULU-tek and of the holders of the ENHANCED Common Stock (collectively, the "Indemnified Persons"), to the full extent permitted by law and without limitation as to time, against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into such Registration Statement or preliminary prospectus (if used prior to the effective date of such Registration Statement) or final or summary prospectus contained therein (if used during the period ENHANCED is required to keep the Registration Statement effective), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they are made) not misleading, and any violation or alleged violation of the 1933 Act, the Exchange Act or any state securities laws, or any rule or regulation thereunder, and will reimburse each Indemnified Person on a current basis for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such action or claim (excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without the prior written consent of ENHANCED, which consent shall not be unreasonably withheld); provided, however, that ENHANCED will not be liable to a particular Indemnified Person in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission or alleged omission made in said Registration Statement, said preliminary prospectus or said final or summary prospectus or any amendment or supplement thereto, in reliance upon written information furnished to ENHANCED by or on behalf of an Indemnified Person for use in the preparation thereof; and provided further that the indemnity agreement contained in this Section 4.03 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person in respect of any loss, claim, damage, liability or action asserted by someone who purchased ENHANCED Common Stock from such person if (i) a copy of the final prospectus (as the same may be amended or supplemented) in connection with such Registration Statement was not sent or given to such person with or prior to written confirmation of the sale, (ii) such final prospectus shall correct the untrue statement or alleged untrue statement, or omission or alleged omission, which is the basis of such loss, claim, liability or action, and (iii) there would have been no such liability but for the failure to deliver such final prospectus by the holders, as the case may be.

         (b) Promptly after receipt, by a party entitled to indemnification under this Article IV, of notice of the commencement of any action, such Indemnified Person will, if a claim in respect thereof is to be made against the indemnifying party under either of such Sections, notify the Indemnifying Person in writing of the commencement thereof. In case any such action is brought against an Indemnified Person and it shall so notify the Indemnifying Person of the commencement thereof, the indemnifying party shall assume the defense thereof with counsel reasonably satisfactory to such Indemnified Person; provided, however, that if the -------- ------- Indemnifying Person fails to take reasonable steps necessary to diligently defend such claim within 20 days after receiving notice from the Indemnified Person that the Indemnified Person believes the Indemnifying Person has failed to take such steps, the Indemnified Person may assume its own defense and the Indemnifying Person shall be liable for any expenses therefor. The indemnity agreements in this Section 4.04 shall be in addition to any liabilities which the indemnifying parties may have pursuant to law.

         (c) In the event that any provision of an indemnification clause in an underwriting agreement executed by or on behalf of ENHANCED differs from a provision in this Section 4.04 such provision in the underwriting agreement shall determine ENHANCED's and the Indemnified Persons' rights in respect thereof.

         4.05 Obligations of ENHANCED. Whenever required to effect the registration of any ENHANCED Common Stock covered hereby, ENHANCED shall, as expeditiously, as reasonably possible:

         (a) Filing. Prepare and file with the SEC a registration statement with respect to such ENHANCED Common Stock and use all reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective for up to ninety (90) days.

         (b) Amendments. Prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

         (c) Prospective Delivery. Furnish such number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as may be reasonably requested in order to facilitate the disposition of the ENHANCED Common Stock covered hereby owned by them and notify the holders covered by a registration statement for which a prospectus relating thereto is required to be delivered under the 1933 Act of any event which would cause the prospectus included in such registration statement, as then in effect, to include an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances than existing.

         (d) Blue Sky. Use all reasonable efforts to register and qualify the securities covered by such registration under such other securities laws and Blue Sky laws of such jurisdictions as shall be appropriate, provided that ENHANCED shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                                    ARTICLE V
                        CLOSING AND POST-CLOSING MATTERS

         5.01 Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Brand Farrar & Buxbaum LLP located at 515 S. Flower Street, Suite 3500, Los Angeles, California 90071-2201 at 2:00 p.m. PST on the date hereof or on such other date as the parties determine, but no later than September 15, 1998.

         5.02 Closing Documents. At the Closing the parties shall deliver or exchange the following:

         (a) ENHANCED Deliveries. At the Closing, ENHANCED shall deliver to ZULU-tek:

                  (i)      An executed copy of this Agreement

                  (ii) Certified Resolutions of the Board of Directors of ENHANCED approving the transactions contemplated hereby;

                  (iii) Officer's and director's certificates in form reasonably satisfactory to ZULU-tek;

                  (iv) Certificate of Status and good standing certificate from Colorado; and

                  (v) Such other documents, consents, instruments, opinions and certificates as ZULU-tek may reasonably request; and

         (b) ZULU-tek Deliveries. At the Closing, ZULU-tek shall deliver to
ENHANCED:

                  (i)      An executed copy of this Agreement

                  (ii) Certified Resolutions of the Board of Directors of ZULU-tek, approving the transactions contemplated hereby and written consent to the transaction approved by a majority of the outstanding Common Stock of ZULU-tek;

                  (iii) Officer's and director's certificates in form reasonably acceptable to ENHANCED;

                  (iv) Certificate of Status and good standing certificate from Utah; and

                  (v) Stock certificates representing the Acquired Stock owned by ZULU-tek to be exchanged hereunder, duly endorsed in blank or accompanied by appropriate instruments of assignment duly executed in blank, free and clear of all claims, liens and encumbrances whatsoever; and

                  (vi) Such other documents, consents, instruments, opinion and certificates as ENHANCED may reasonably request.

         5.03 Post-Closing Matters. Immediately following the Closing, the parties undertake to complete the following post-Closing documentation and delivery matters and shall exchange the same, as received, from time to time after the Closing date; provided however that in the event all such post-Closing matters, other than items 5.03(b)(v) and (c)(v), shall not have been completed on or October 15, 1998, the party that has not yet received the items due from the other, may upon 20 days written notice, at its option, terminate the transactions contemplated hereby in which event the parties will take what other actions may be required to return, on or before December 30, 1998, the Reorganization Stock and the Acquired Stock and the assets and liabilities to the parties holding them prior to Closing and to take all other reasonable actions to return the parties to the status of such party prior to a Closing.

         (a) Promptly after the date hereof, the parties will review their respective incentive compensation, stock option, benefit and other plans with a view to coordinating the terms thereof and to integrating the participants and equities available thereunder, including the submission of any such plans to the stockholders of ZULU-tek or ENHANCED for approval, as applicable.

         (b)      ENHANCED shall:

                  (i) File the Certificates of Designations for 1998(B) and 1998(C) Preferred and provide ZULU-tek with copies of such Certificates and evidence of filing and effectiveness in Colorado;

                  (ii) Immediately after filing of the Certificates of Designation, issue certificates for the Reorganization Stock which shall be issued as fully paid and non-assessable and free of all claims, liens and encumbrances whatsoever;

                  (iii) Execute and deliver Assumption Agreements and similar documents assuming the obligations of ZULU-tek set out on Exhibit 1.01(a), to the extent such assumption agreements or similar documents are necessary to effect the same;

                  (iv) To the extent required, deliver the cash necessary to acquire the shares of the ZULU-tek Series A Preferred Stock which ZULU-tek must redeem at the request of the holder; and

                  (v) Take appropriate action to call and convene the Annual Meeting of its Stockholders to consider and vote upon the transactions contemplated hereby and requiring stockholder action, with any such matters to be submitted supported by a recommendation for approval by its Board of Directors. ENHANCED shall solicit the approval thereof by its stockholders by mailing or delivering to each such stockholder a proxy statement and proxy. In connection therewith, promptly after the Closing the parties will cooperate in finalizing and filing the appropriate proxy material and registration statements with the SEC.

         (c) ZULU-tek shall or shall cause its subsidiaries to:

                  (i) Take such actions as may reasonably be required to assure that each of the ZULU-tek Subsidiaries is in good standing in the jurisdiction in which it is incorporated as soon as practicable, but in no event later than September 30, 1998;

                  (ii) Deliver the Certificates representing all of the Acquired Stock, properly endorsed for transfer free and clear of all claims, liens and encumbrances, whatsoever;

                  (iii) Deliver or transfer any other assets as contemplated by Exhibit 1.01 (b), along with such Bills of Sale and other documents of transfer as may be required to transfer title to ENHANCED, free of all claims, liens and encumbrances whatsoever, except those set forth on Exhibit 1.01(a) or which ENHANCED shall agree to assume;

                  (iii) Execute and deliver Assignment Agreements and similar documents transferring the obligations and liabilities of ZULU-tek set out on Exhibit 1.01(a), to the extent such Assignment Agreements or similar documents are necessary to effect the same;

                  (iv) Take appropriate action to call and convene a special meeting of its Stockholders to ratify the transactions contemplated hereby and to consider and vote upon the liquidation of ZULU-tek, with any such matters to be submitted supported by a recommendation for approval by its Board of Directors. ZULU-tek shall solicit the approval thereof by its stockholders by mailing or delivering to each such stockholder a proxy statement and proxy; and

                  (v) Cause to be prepared and delivered, for inclusion in the Proxy solicitation materials of ZULU-tek and ENHANCED, a tax opinion of counsel with respect to the Reorganization.

         5.04 Satisfaction of Conditions. Each party hereto agrees that subsequent to Closing, it will take all actions reasonably within its power and authority to duly and promptly carry out all of its obligations under this Agreement and to comply with all of the representations and warranties hereunder applicable to it and to use its reasonable best efforts to cause all of the conditions to the obligation of the other hereunder, to be satisfied as promptly as possible.

                                   ARTICLE VI
                                   TERMINATION

         6.01 Termination. Unless otherwise agreed to by the parties, either party hereto may terminate this Agreement upon ten (10) days written notice if:
(i) approval of the stockholders of ENHANCED for the conversion of the 1998 Preferred and 1998(B) Preferred is not obtained by ENHANCED on or prior to December 30, 1998; (ii) a lawsuit is filed seeking to enjoin the parties from completing the Exchange; or (iii) a registration statement does not become effective with the SEC on or prior to January 31, 1999.

                                   ARTICLE VII
                           BROKERAGE AND SIMILAR FEES

         7.01 No Other Fee Agreements. ENHANCED, and ZULU-tek each hereby represents and warrants to the other that it has not entered into any other agreements, or retained or otherwise authorized any investment banker, individual, broker, finder, consultant or other intermediary to act for or on its or their behalf in a manner which would entitle such person to any payment of any broker's or finder's fees or other payments or commissions in connection with the transactions Purchase or any other transactions contemplated hereby. ENHANCED and ZULU-tek each agree to be responsible for any costs they may incur and will jointly and severally indemnify and hold the other and their respective officers, directors, employees and agents harmless against any such commissions, fees or other compensation found to be due on account of any such agreements.



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

                                  ARTICLE VIII
                                 CONFIDENTIALITY

         8.01 Maintenance of Confidential Information. From the date hereof and continuing until December 30, 1999 each party will hold in confidence all information obtained or delivered by a party hereto and their representatives and designated in writing by the person providing the same as "Confidential Information", subject to the disclosure or use of such information as may be required in order for the parties to perform their respective due diligence and other obligations hereunder. This obligation of confidentiality shall not extend to any information which is shown to have previously been (i) known to the party receiving it, (ii) is generally known to others engaged in the trade or business of the party receiving it, (iii) is part of public knowledge or literature, or
(iv) was lawfully received from a third party or shall be required to be disclosed pursuant to applicable law or the rules of a stock exchange (including NASDAQ) on which such party's securities may be listed. Without limiting the generality of the foregoing, it is understood and agreed that certain information disclosed by either ZULU-tek or ENHANCED to the other or their respective representatives may constitute "material inside information" that has not previously been disclosed to the public generally. The parties acknowledge their understanding of the restrictions on the use of such information imposed by Federal and State securities laws, and agree to comply and cause their representatives to comply with such restrictions. In no event shall the Confidential Information received by either party be used for its own commercial or financial advantage. Each party shall take all steps necessary to insure compliance with the requirements of this Section by all persons having access to the Confidential Information, including any person retained to provide advice relating to the transactions contemplated hereby. Should the transactions not be consummated, all copies of Confidential Information, in whatever form, shall be returned to the originator by each party and its representatives.

         8.02 Remedies on Breach. The parties hereto acknowledge and agree that the breach of this Article VIII will result in serious and irreparable damage and that it would be extremely burdensome and difficult, if not impossible, to determine the scope and extent of damages suffered by reason of a breach of this Section. Accordingly, the parties hereto agree that all remedies at law or in equity shall be available to enforce the terms of this Article VIII and to recover damages of whatever kind and amount permitted by law for breach hereof. Notwithstanding anything to the contrary contained herein, no party hereto shall be deemed to have violated or breached this Article VIII if such party provides a copy of, or discloses information contained in, this Agreement in connection with obtaining any waiver, consent, or approval, or undertaking registration or filing required or contemplated by this Agreement.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS

         9.01 Representation of Multiple Parties. ENHANCED and ZULU-tek each acknowledge that the transactions contemplated hereby have been negotiated and structured by their management of the parties and by their respective advisors and that, at their election, they have agreed not to retain independent counsel for each of the parties with respect to the negotiation, documentation and implementation of the transactions set forth herein. ENHANCED and ZULU-tek each acknowledge that they have requested that Brand Farrar & Buxbaum LLP document the transaction jointly for both parties with the knowledge that, as a result, they each are hereby giving their informed, written consent pursuant to California Rule of Professional Conduct 30310(C) to the representation by Brand Farrar & Buxbaum LLP of more than one party in transactions in which the interests of the parties potentially conflict. In addition, by execution hereof, they confirm that their election to forego independent counsel constitutes a waiver of any conflict that might arise under any other applicable professional rules, code and other provisions, including provisions of attorney/client privilege, as the same are applicable to Brand Farrar & Buxbaum LLP, in its capacity of documenting the transactions contemplated hereby and of providing Federal income tax advice with respect to the tax effects of the Reorganization. In the event that an actual conflict arises between the interests of the parties, each of the parties agree and hereby give their informed written consent that Brand Farrar & Buxbaum LLP shall be entitled to elect which, if either, of the parties it shall continue to represent.

         9.02 Amendment and Waiver. This Agreement shall not be altered or amended except by a written instrument executed by ENHANCED, and ZULU-tek. Any waiver of any term, covenant, agreement or condition contained in this Agreement shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any default of any other term, covenant, agreement or condition.

         9.03 Severability. In the event that any one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable, all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

         9.04 Expenses. Except as otherwise provided herein, the parties hereto shall be responsible for their own fees and expenses incurred in connection with this Agreement.

         9.05 Press Releases. All press releases or other public communications relating to this Agreement or the transactions contemplated hereby will require the prior approval of ZULU-tek and ENHANCED, unless counsel has advised either party that such release or other public communication must immediately be issued and the issuing party has not been able, despite its good faith efforts, to secure the prior approval of the other party. Except as required by law or the applicable securities regulations, the parties will use their best efforts to maintain as confidential the purchase price and other economic terms of the transaction and to seek confidential treatment with respect to filings of this Agreement and any Exhibits hereto.

         9.06 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be delivered by personal delivery, by overnight courier or by registered or certified mail, postage prepaid, or by confirmed facsimile to the parties as follows:

         If to ENHANCED:                    ENHANCED Services Company, Inc.
                                            3415 Sepulveda Boulevard, Suite 500
                                            Los Angeles, CA 90034
                                            Telecopy: (310) 563-0555

         with a copy to:                    Robert Smith
                                            3415 Sepulveda Boulevard, Suite 500
                                            Los Angeles, CA 90034
                                            Telecopy: (310) 563-0555

         If to ZULU-tek:                    ZULU-TEK, Inc.
                                            c/o ZULU Media, Inc.
                                            3415 Sepulveda Boulevard, Suite 500
                                            Los Angeles, CA 90034
                                            Telecopy: (310) 563-0555

         with a copy to:                    Paul Messina
                                            935 West San Marcos Boulevard, #101
                                            San Marcos, California 92069

         In all cases, copies               Brand Farrar & Buxbaum LLP
         to ENHANCED or to                  515 South Flower Street, Suite 3500
         ZULU-tek shall also                Los Angeles, California  90071
         be directed to:                    Attention:  Margaret G. Graf, Esq.
                                            Telecopy: (213) 426-6222

or to such other address as any party shall have specified by notice in writing to the others in accordance with the terms of this Section 9.06. All notices shall be effective upon delivery. Rejection or other refusal to accept delivery of notice or the inability to deliver because of change of address as to which no notice was given hereunder shall be deemed to be receipt of the notice sent.

         9.07 Entire Agreement. This Agreement, the Exhibits hereto and the other documents delivered by the parties at Closing pursuant to Article V hereof, constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

         9.08 Assignment. This Agreement and all of the provisions hereof shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other party.

         9.09 Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

         9.10 Section and Other Headings. The Section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         9.11 Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. The parties hereto further agree that a facsimile signature may be relied upon and treated with the same force and effect as an original signature. This Agreement shall become effective, as of the date first written above, when each party hereto shall have received a counterpart hereof signed by each other party hereto.

         9.12 Governing Law; Venue; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to its conflicts of laws doctrines. In the event of any litigation among the parties hereto, suit shall be brought in Los Angeles County, California and the parties hereto hereby submit themselves to the jurisdiction of the state and federal courts in Los Angeles County, California.

         9.13 Further Assurances. Each of the parties hereto agrees that it will, whenever and as often as it shall be reasonably requested so to do by another party hereto, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all further instruments as may be necessary or expedient in order to consummate the transactions provided for in this Agreement, and do any and all further acts and things as may be necessary or expedient in order to carry out the purpose and intent of this Agreement.

         9.14 Survival of Representations and Warranties. Except as otherwise specifically provided herein, the respective representations and warranties of the parties hereto shall survive the Closing for a period expiring on the first anniversary of the Closing, and shall thereafter terminate and be of no further force or effect except as they relate to written claims made by any such party to the others prior to such expiration.

         9.15 Pronouns. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, neuter, singular or plural, except where the context of the Agreement clearly indicates otherwise.

                       [signatures continued on next page]



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

           SIGNATURE PAGE FOR ACQUISITION AND REORGANIZATION AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ZULU-TEK, INC.                               ENHANCED SERVICES COMPANY, INC.


By: /s/ Keith C. Montgomery                  By: /s/ Justin Walker
   -------------------------------              --------------------------------



  --------------------------------